As filed with the Securities and Exchange Commission on May 3, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                   ----------

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                                   ----------

                            eLEC COMMUNICATIONS CORP.
                (Name of Registrant as Specified in Its Charter)

        (Name of Person Filing Proxy Statement if Other than Registrant)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: $

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                            eLEC COMMUNICATIONS CORP.
                          75 South Broadway, Suite 302
                          White Plains, New York 10601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON WEDNESDAY, JUNE 23, 2004

                                                                     May 3, 2004

To the shareholders of eLEC Communications Corp.:

      Notice is hereby given that the annual meeting of shareholders of eLEC Communications Corp., a New York corporation, will be held at our executive offices located at 75 South Broadway, White Plains, New York 10601 on Wednesday, June 23, 2004 at 10:00 A.M., local time, for the following purposes:

            1. To elect three directors to our board of directors for the ensuing year;

            2. To consider and vote upon a proposal to approve and adopt our 2004 Equity Incentive Plan;

            3. To consider and vote upon a proposal to ratify the appointment of Nussbaum Yates & Wolpow, P.C., independent auditors, as our independent auditors for the ensuing year; and

            4. To consider and act upon such other business as may properly come before the meeting.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Friday, April 23, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

      Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card, to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

                                                        Sincerely,


                                                        JOEL DUPRE
                                                        Chairman of the Board
                            eLEC COMMUNICATIONS CORP.
                          75 South Broadway, Suite 302
                          White Plains, New York 10601

                                 PROXY STATEMENT

Date, Time and Place of the Annual Meeting

      This proxy statement is furnished to the shareholders of eLEC Communications Corp., in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of shareholders to be held on Wednesday, June 23, 2004, at 10:00 A.M., local time, at our executive offices located at 75 South Broadway, Suite 302, White Plains, New York 10601, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors. We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about Monday, May 3, 2004.

Purpose of the Annual Meeting

      At the annual meeting, you will be asked to consider and vote upon the following matters:

            1. To elect three directors to our board of directors for the ensuing year;

            2. To consider and vote upon a proposal to approve and adopt our 2004 Equity Incentive Plan;

            3. To consider and vote upon a proposal to ratify the appointment of Nussbaum Yates & Wolpow, P.C., independent auditors, as our independent auditors for the ensuing year; and

            4. To consider and act upon such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

      All of our voting securities represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the approval of the adoption of our 2004 Equity Incentive Plan, FOR the ratification of Nussbaum Yates & Wolpow, P.C. as our independent auditors and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Our board of directors does not know of any matters to be considered at the annual meeting other than (i) the election of three board members; (ii) the approval and adoption of our 2004 Equity Incentive Plan; and (iii) the ratification of Nussbaum Yates & Wolpow, P.C. as our independent auditors.

      If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A shareholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

      As of March 30, 2004, we had a total of 16,254,282 shares of common stock outstanding. A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election is required to elect the director nominees, the approval of the holders of a majority of all outstanding shares of common stock entitled to vote at the annual meeting is required to approve the proposed adoption of our 2004 Equity Incentive Plan, and a majority of the votes cast by the shareholders entitled to vote at the meeting is required to take any other action, including the approval of our independent auditors. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

      In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under New York law, shareholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

Solicitation

      The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

Quorum and Voting Rights

      Our board of directors has fixed Friday, April 23, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of our common stock at the close of business on the record date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth, as of March 30, 2004, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by all of our directors and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned). As of March 30, 2004, we had a total of 16,254,282 shares of common stock outstanding:

                                                  Number of Shares          Percent of Shares
  Name and Address                               Beneficially Owned         Beneficially Owned
  ----------------                               ------------------         ------------------
  Paul H. Riss                                      1,135,310(1)                   7.0%
  eLEC Communications Corp.
  75 South Broadway, Suite 302
  White Plains, New York  10601

  Joel Dupre                                          984,668(2)                   6.0%
  One Dot Source LLC
  66 Fort Point Street, 2nd Floor
  Norwalk, Connecticut 06855
                                                       10,000                        *%
  Greg M. Cooper
  Cooper, Neiman & Co., CPAs, LLP
  PO Box 190
  Mongaup Valley, New York  12762

  All directors and executive officers
    as a group (three individuals)                  2,129,978                     12.7%

----------
*     Less than 1%.

(1) Includes 320,000 shares of common stock subject to options that are presently exercisable.

(2) Includes 180,000 shares of common stock subject to options that are presently exercisable.

                              ELECTION OF DIRECTORS
                                 (Proxy Item 1)

      Our amended and restated by-laws provide that the number of our directors shall be at least three, except that when all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three but not less than the number of shareholders. Subject to the foregoing limitation, such number may be fixed from time to time by action of our board of directors or of the shareholders, or, if the number of directors is not so fixed, the number shall be five. In April 1998, our board of directors fixed the number of directors at six. There are currently three vacancies on our board of directors. We continue to search for qualified individuals to fill the existing vacancies on our board of directors. In accordance with our by-laws, the remaining vacancies will be filled by the affirmative vote of a majority of the remaining directors who shall serve until their respective successors are duly elected at next year's annual meeting. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

      Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our board of directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

Directors and Officers

      The following table sets forth certain information regarding our director nominees, as furnished by the nominees as of March 30, 2004. All of the following individuals currently serve as directors of the company.

                                  Principal Occupation for Past Five Years and
Name                     Age      Current Public Directorships or Trusteeships
----                     ---      --------------------------------------------
Joel Dupre               50       Director since 1990; Chairman of our Board of Directors since March 1995;
                                  President of One Dot Source LLC from March 2000 to present; President of the
                                  Sirco Division of Interbrand L.L.C., a manufacturer and distributor of apparel accessories and luggage, from August 1999 to March 2000; our Chief Executive
                                  Officer from March 1995 to August 1999.

Paul H. Riss             48       Director since 1995; our Chief Executive Officer since August 1999 and our Chief
                                  Financial Officer and Treasurer since November 1996.

Greg M. Cooper           45       Director since 2004; partner for more than five years of Cooper, Neiman & Co.,
                                  CPAs, LLP, certified public accountants; and member of the board of directors of
                                  Mid Hudson Cooperative Insurance Company in Mortgomery NY, a privately-held insurance company.

Vote Required

      Assuming a quorum is present, a plurality of the votes cast at the annual meeting of shareholders, by the shareholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

      Our board of directors recommends a vote FOR election of each of the nominees listed above.

                             DIRECTORS AND OFFICERS

      Biographical information concerning our directors and officers is set forth above under the caption "Election of Directors - Directors and Officers".

Certain Relationships and Related Transactions

      Eric M. Hellige, our Secretary, is a member of Pryor Cashman Sherman & Flynn LLP ("Pryor Cashman"), outside counsel to the company. Fees paid by us to Pryor Cashman for legal services rendered during the fiscal year ended November 30, 2003 did not exceed 5% of such firm's or our revenues.

      We believe all purchases from or transactions with affiliated parties were on terms and at prices substantially similar to those available from unaffiliated third parties.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities ("10% Shareholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

      Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended November 30, 2003, all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with, except (i) Paul H. Riss, a member of our board of directors and our chief executive officer, chief financial officer and treasurer, was late in filing a Statement of Changes of Beneficial Ownership of Securities on Form 4 for options granted to him on July 18, 2003 to purchase 250,000 shares of our common stock and (2) Joel Dupre, our chairman of the board of directors, was late in filing a Statement of Changes of Beneficial Ownership of Securities on Form 4 for (a) options granted to him on November 26, 2002 to purchase 10,000 shares of our common stock and (b) options granted to him on July 18, 2003 to purchase 250,000 shares of our common stock.

Board Meetings and Committees; Management Matters

      Our board of directors held six meetings during the fiscal year ended November 30, 2003. Eric M. Hellige resigned as a member of our board of directors in July 2003. Each director attended at least 75% of the board of directors and committee meetings of which he was a member during such time as he served as a director. We do not have a formal policy regarding attendance by members of our board of directors at the annual meeting of shareholders, but we strongly encourage all members of our board of directors to attend the annual meeting of shareholders, and expect such attendance except in the event of exigent circumstances. Two of the three members of our board of directors at the time of the 2002 annual meeting of shareholders were in attendance at the 2002 annual meeting of shareholders, originally held on November 26, 2002. However, the meeting was adjourned until December 11, 2002. Following the adjournment, all three directors were in attendance at the reconvened meeting. From time to time, the members of our board of directors act by unanimous written consent pursuant to the laws of the State of New York. No fees are paid to directors for attendance at meetings of the board of directors.

      Our board of directors has a stock option committee, which did not meet during the fiscal year ended November 30, 2003 and currently consists of Joel Dupre and Greg M. Cooper. The stock option committee has authority to grant options to our executive officers under the 1995 Stock Option Plan and, if our 2004 Equity Incentive Plan is approved and adopted at this meeting, the 2004 Equity Incentive Plan. In October 1997, our board of directors established an audit committee, which met one time during the fiscal year ended November 30, 2003. Our board of directors does not have standing nominating or compensation committees or, except in the case of the grant of stock options by the stock option committee, any committee performing similar functions. Our entire board of directors is responsible for these functions.

Nominating Committee

      Our board of directors does not have a nominating committee. Our entire board of directors is responsible for this function. Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. Our board of directors intends to review periodically whether such a nominating committee should be established.

      Our board of directors uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of the board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director. Candidates may come to their attention through current members of our board of directors, shareholders or other persons. These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year. Our board of directors will consider candidates for director that are nominated by shareholders in accordance with the procedures regarding the inclusion of shareholder proposals in proxy materials set forth in the section entitled "Shareholder Proposals" in this proxy statement. In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors.

      Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors. Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters. Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our shareholders.

Audit Committee

      We have an audit committee currently composed of Joel Dupre and Greg M. Cooper. Eric M. Hellige, the third member of the audit committee, resigned from our board of directors in July 2003. We continue to search for one qualified individual to fill the third position of the audit committee. Each audit committee member is an independent director as defined by the rules of the National Association of Securities Dealers. The audit committee is governed by a written charter approved by our board of directors and attached to this proxy statement as Annex A.

      Our board of directors has determined that Greg M. Cooper qualifies as an "audit committee financial expert," as defined under the rules of the Commission adopted pursuant to the Sarbanes-Oxley Act of 2002. Our board of directors has determined that Messrs. Joel Dupre and Greg M. Cooper are financially literate and experienced in business matters and fully qualified to monitor the performance of management, the public disclosures by our company of our financial condition and performance, our internal accounting operations, and our independent auditors.

Shareholder Communications

      Our board of directors has implemented a process for our shareholders to send communications to our board of directors. Any shareholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Gandolfo Verra, Assistant Corporate Secretary, at eLEC Communications Corp., 75 South Broadway, Suite 302, White Plains, New York 10601. The Assistant Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Assistant Corporate Secretary will submit a shareholder's correspondence to the Chairman of the Board of Directors or to any specific director to whom the correspondence is directed.

Report of the Audit Committee

      The audit committee reviews our financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the consolidated financial statements to ensure that those statements were prepared in accordance with generally accepted accounting principles and report thereon to our board of directors. The audit committee reviews and monitors these processes.

      Within this framework, the audit committee has reviewed and discussed the audited financial statements with management and the independent auditors. Management has affirmed to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee has discussed with the independent auditors those matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380).

      In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has also discussed with the independent auditors, the auditor's independence from management and our company. In connection with the new standards for independence of our independent auditors promulgated by the Commission, the audit committee has undertaken to consider whether the provision of any non-audit services (such as internal audit assistance and tax-related services) by our independent auditors is compatible with maintaining the independence of the independent auditors when the independent auditors are also engaged to provide non-audit services.

      The audit committee also discussed with our independent auditors the overall scope and plans for their audit, their evaluation of our internal controls and the overall quality of our financial reporting.

      In reliance on the reviews and discussions referred to above, the audit committee has recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended November 30, 2003.

                                                     Audit Committee


                                                     Joel Dupre, Member
                                                     Greg M. Cooper, Member

Code of Ethics

      We have adopted a code of business conduct and ethics for our directors, officers and employees, including our chief executive officer and chief financial officer, which is attached to this proxy statement as Annex B. In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department, which is attached to this proxy statement as Annex C.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Mr. Paul H. Riss, our Chief Executive Officer (the "Named Executive"). None of our other executive officers received more than $100,000 in compensation during fiscal 2003.

                               Compensation Table

                                                                                                        Long-Term
                                        Annual Compensation                                        Compensation Awards
                                        -------------------                                        -------------------

Name and                       Fiscal                                  Other Annual                             All Other
Principal Position              Year      Salary($)      Bonus($)      Compensation ($)       Options(#)       Compensation
------------------             ------     ---------      --------      ----------------       ----------       ------------
Paul H. Riss                   2003        $150,000      None                None                250,000           None
  Chief Executive Officer,     2002         150,000      None                None                   None           None
  Chief Financial Officer      2001         150,000      None                None                   None           None
  and Treasurer

Stock Option Grants

      The following table sets forth individual grants of stock options and stock appreciation rights ("SARs") made during fiscal 2003 to the Named Executive.

                      Option/SAR Grants In Last Fiscal Year

                                                                                            Potential Realizable Value
                                                                                            at Assumed Annual Rates of
                                                                                             Stock Price Appreciation
                              Number of     Percent of Total                                        For Option
                             Securities       Options/SARs                                            Term(3)
                             Underlying        Granted to       Exercise or                 --------------------------
                            Options/SARs      Employees in      Base Price     Expiration
          Name               Granted(1)      Fiscal Year(2)      ($/Share)        Date        5% ($)          10% ($)
          ----               ----------      --------------      ---------        ----        ------          -------
Paul H. Riss...............   250,000             34%              $0.10        7/18/08        6,900           15,275

----------
(1)   No SARs were granted in fiscal 2003.

(2) In fiscal 2003, we granted options to 11 employees and the Chairman of our Board of Directors to purchase an aggregate of 740,000 shares of our common stock.

(3) The amounts shown in these two columns represent the hypothetical gain of the options granted based on assumed annual compound stock price appreciation rates of 5% and 10% over the full five-year terms of the options. The assumed rates of stock price appreciation are set by the Commission's executive compensation disclosure rules and are not intended to forecast the future appreciation of our common stock.

Stock Option Exercises

      The following table contains information relating to the exercise of our stock options by the Named Executive in fiscal 2003, as well as the number and value of their unexercised options as of November 30, 2003.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                         Number of Securities Underlying    Value of Unexercised
                                                         Unexercised Options at Fiscal      In-the-Money Options at Fiscal
                               Shares                    Year-End(#)(1)                     Year-End ($)(2)
                             Acquired on      Value      --------------------------------   ------------------------------
Name                        Exercise (#)   Realized($)   Exercisable      Unexercisable     Exercisable     Unexercisable
----                        ------------   -----------   -----------      -------------     -----------     -------------
Paul H. Riss.............        --            --          320,000           550,000            --             $27,500

----------
(1) The sum of the numbers under the Exercisable and Unexercisable column of this heading represents the Named Executive's total outstanding options to purchase shares of common stock.

(2) The dollar amounts shown under the Exercisable and Unexercisable columns of the heading represent the number of exercisable and unexercisable options, respectively, that were "In-the-Money" on November 30, 2003, multiplied by the difference between the closing price of the common stock on November 30, 2003, which was $0.21 per share, and the exercise price of the options. For purposes of these calculations, In-the-Money options are those with an exercise price below $0.21 per share.

Board of Directors Compensation

      We do not currently compensate directors for service on our board of directors. We maintain a Non-Employee Director Stock Option Plan (the "Director Option Plan"). Under the Director Option Plan, each non-employee director is granted a non-statutory option to purchase 10,000 shares of our common stock on the date on which he or she is elected, re-elected or appointed to our board of directors. Options granted pursuant to the Director Option Plan will vest in full on the one-year anniversary of the grant date, provided the non-employee director is still our director at that time. The exercise price granted under the Director Option Plan is 100% of the fair market value per share of the common stock on the date of the grant as reported on The OTC Bulletin Board.

Report on Executive Compensation

      Our board of directors determines the compensation of the Chief Executive Officer and sets policies for and reviews with the Chief Executive Officer the compensation awarded to the other principal executives. The compensation policies utilized by our board of directors are intended to enable us to attract, retain and motivate executive officers to meet our goals using appropriate combinations of base salary and incentive compensation in the form of stock options. Generally, compensation decisions are based on contractual commitments, if any, as well as corporate performance, the level of individual responsibility of the particular executive and individual performance. During the fiscal year ended November 30, 2003, Paul H. Riss was our sole executive officer.

Salaries

      Base salaries for our executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within our industry. We believe our salaries are below average as compared to our competitors. Annual salary adjustments are determined by evaluating the competitive marketplace, our performance, the performance of the executive, particularly with respect to the ability to manage our growth, the length of the executive's service to us and any increased responsibilities assumed by the executive.

Stock Incentives

      Stock incentives may be granted under our 1995 Stock Option Plan, as amended, by our board of directors or the stock option committee, in their sole discretion, to our officers and employees to reward outstanding performance during the prior fiscal year and as an incentive to continued outstanding performance in future years. In evaluating the performance of officers and employees other than the Chief Executive Officer, the stock option committee consults with the Chief Executive Officer and others in management, as applicable. In an effort to attract and retain highly qualified officers and employees, stock incentives may also be granted by the stock option committee, at its sole discretion, to newly-hired officers and employees as an inducement to accept employment with us.

Compensation of Chief Executive Officer

      Paul H. Riss, our Chief Executive Officer, assumed the duties of Chief Executive Officer, in addition to his duties as Chief Financial Officer and Treasurer, in September 1999 following our sale in August 1999 of substantially all of the assets of our former luggage division. Mr. Riss' compensation for fiscal 2003 was $150,000 per annum. In an effort to incent Mr. Riss to grow our telecommunications business and to further align the compensation of Mr. Riss with the interests of our shareholders, in September 1999 and in October 2000, our board of directors granted incentive stock options to Mr. Riss that will vest only upon our achievement of certain revenue goals.

Board of Directors Interlocks and Insider Participation in Compensation
Decisions

      The following member of our board of directors was an officer of our company or one of our subsidiaries during the fiscal year ended November 30, 2003: Paul H. Riss. Mr. Riss participated in deliberations of our board of directors concerning executive officer compensation during the fiscal year ended November 30, 2003.

      The following table provides information as of November 30, 2003 with respect to shares of our common stock that are issuable under equity compensation plans.

                                                                                         Number of Securities
                                                                                        remaining available to
                                          Number of securities     Weighted-average      future issuance under
                                           to be issued upon      exercise price of       equity compensation
                                              exercise of            outstanding           plans (excluding
                                          outstanding options,    options, warrants     securities reflected in
                                          warrants and rights         and rights              column (a))
             Plan Category                        (a)                    (b)                      (c)
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by
   security holders

   Employee Stock Option Plan (1)                     1,723,334                 $0.84                    302,381
   1996 Restricted Stock Plan (2)                            --                                          400,000
                                                    -----------                                        ---------

                               Subtotal               1,723,334                                          702,381
                                                    -----------                                        ---------

Equity compensation plans not approved
   by security holders

   RFC Warrants (3)                                     200,000                  1.54                         --
   Kaufman Bros. Warrants (4)                           350,000                  1.88                         --
                                                    -----------

                               Subtotal                 550,000
                                                    -----------

                                  Total               2,273,334                                          702,381
                                                    ===========                                        =========

----------
(1) Our Employee Stock Option Plan allows for the granting of share options to members of our board of directors, officers, non-officer employees and consultants.

(2) Our Restricted Stock Plan provides for the issuance of restricted share grants to officers and non-officer employees.

(3) The RFC Warrants were issued in conjunction with a revolving credit facility. The facility has been retired; however, the warrants will remain outstanding until exercised or until the expiration date of October 23, 2010.

(4) The Kaufman Bros. Warrants represent two warrant grants for investment banking services.

      ADOPTION OF THE eLEC COMMUNICATIONS CORP. 2004 EQUITY INCENTIVE PLAN
                                 (Proxy Item 2)

General

      In connection with the July 2005 expiration of our 1995 Stock Option Plan, adopted in 1995 (the "1995 Plan"), our board of directors adopted at its meeting on April 8, 2004, subject to shareholder approval, the eLEC Communications Corp. 2004 Equity Incentive Plan (the "Incentive Plan"), a copy of which is attached to this proxy statement as Annex D. The Incentive Plan gives us the ability to grant stock options, stock appreciation rights ("SARs") and restricted stock (collectively, "Awards") to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our board of directors or the board of directors of any of our subsidiaries. Our board of directors believes that adoption of the

Incentive Plan is in the best interests of our company and our shareholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the board of directors of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our board of directors views the Incentive Plan as a key component of our compensation program.

      As of March 30, 2004, under the 1995 Plan, an aggregate of 302,381 shares of our common stock remained available for future grants and 1,933,334 shares of our common stock were allocated to outstanding options. The weighted average exercise price of all options, warrants and rights outstanding as of March 30, 2004 was $0.84 per share.

Summary of the Provisions of the Incentive Plan

      The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex D.

Shares Available

      Our board of directors has authorized, subject to shareholder approval, 1,000,000 shares of our common stock for issuance under the Incentive Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares.

      In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan. In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Incentive Plan.

Administration

      The Incentive Plan is administered by the stock option committee of our board of directors or such other committee as may be appointed by our board of directors to administer the Incentive Plan or if such a committee is not appointed or unable to act, then our entire board of directors (the "Committee"). The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Incentive Plan, the Committee determines the persons to whom grants of options, SAR's and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option's term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option's exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by our company.

Eligibility

      Eligible individuals include our and our subsidiaries' employees (including our and our subsidiaries' officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our board of directors are also eligible to participate in the Incentive Plan. All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the Incentive Plan. Currently, approximately 40 individuals are eligible to receive Awards under the Incentive Plan. Of this total, approximately 38 individuals are employees and two individuals are non-employee directors. At this time, there are no individuals who are consultants that are eligible to receive Awards under the Incentive Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Incentive Plan.

      Because future Awards under the Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time. Information regarding our recent practices with respect to annual, long-term and stock-based compensation under other plans and stock options under such plans is presented above in this proxy statement. See "Executive Compensation" herein and note 14 to our financial statements for the year ended November 30, 2003 in our Annual Report on Form 10-KSB that accompanies this proxy statement.

Stock Options and SARs

      Under the Incentive Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with a stock option. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is be payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

      Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option's grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option's grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option's grant.

      Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee's continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

      The maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant's rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant's service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

      Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee's approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

      Under the Incentive Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a shareholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant's termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

      An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder's continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Incentive Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

      Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Incentive Plan.

Fair Market Value

      Under the Incentive Plan, fair market value means the fair market value of the shares based upon the closing selling price of a share of our common stock as quoted on any national securities exchange, Nasdaq or the OTC Bulletin Board on the relevant date. If there is no closing selling price on the relevant date, then the fair market value shall mean the closing selling price on the last preceding date for which such quotation exists. If shares are not readily tradable on a national securities exchange or other market system, fair market value means an amount determined in good faith by the Committee to be the fair market value of the shares.

Transferability Restrictions

      Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant's lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant's spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the Incentive Plan

      Unless sooner terminated, no Awards may be granted under the Incentive Plan after April 8, 2014. Our board of directors may amend or terminate the Incentive Plan at any time, but our board of directors may not, without shareholder approval, amend the Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Incentive Plan shall be subject to shareholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

      The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

Options and SARs

      There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option's exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

      Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a "disqualifying disposition"), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares (generally, in such case, the tax "basis" is the exercise price).

      Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards

      A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Vote Required

      Assuming a quorum is present, the affirmative vote of a majority of the outstanding shares of our common stock, by the shareholders entitled to vote at the annual meeting of shareholders, either in person or by proxy, is required for approval of this proposal.

      Our board of directors recommends a vote FOR approval of the proposed adoption of our 2004 Equity Incentive Plan.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                 (Proxy Item 3)

      Nussbaum Yates & Wolpow, P.C. ("Nussbaum"), served as our independent public accountants for the fiscal year ended November 30, 2003 and has been appointed by our board of directors to continue as our independent auditors for the fiscal year ending November 30, 2004. In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of independent auditors will be reconsidered by our board of directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of Nussbaum as our independent auditors for the fiscal year ending November 30, 2004.

      A representative of Nussbaum is expected to attend the annual meeting, and such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from shareholders.

      Your ratification of the appointment of Nussbaum as our independent auditors for the fiscal year ending November 30, 2004 does not preclude our board of directors from terminating its engagement of Nussbaum and retaining a new independent auditor, if it determines that such an action would be in our best interests.

Audit Fees

Audit Fees

      The aggregate fees billed by Nussbaum for professional services rendered for the audit of our annual financial statements for the last two fiscal years and for the reviews of the financial statements included in our Quarterly Reports on Form 10-QSB during the last two fiscal years was $99,651 and $93,078, respectively.

Audit-Related Fees

      We did not engage our principal accountants to provide assurance or related services during the last two fiscal years.

Tax Fees

      The aggregate fees billed by our principal accountants for tax compliance, tax advice and tax planning services rendered to us during the last two fiscal years was $15,000 and $15,000, respectively.

All Other Fees

      We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

      Our audit committee has the sole authority to appoint or replace our independent auditor. Our audit committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our audit committee.

      Our audit committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by our audit committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of our board of directors may pre-approve such services, and will report for ratification such pre-approval to our audit committee at its next scheduled meeting. Our audit committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors' Recommendation

      Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of shareholders, by the shareholders entitled to vote at the annual meeting of shareholders, either in person or by proxy, is required for approval of this proposal.

      Our board of directors recommends a vote FOR ratification of the appointment of Nussbaum as the our independent auditors for the fiscal year ending November 30, 2004.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended for presentation at our 2005 annual meeting of shareholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by January 3, 2005 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.

                                 OTHER BUSINESS

      Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

                                  ANNUAL REPORT

      Our Annual Report on Form 10-KSB for the year ended November 30, 2003, including financial statements, is being mailed with this proxy statement. If, for any reason, you do not receive your copy of the Annual Report, please contact Mr. Paul H. Riss, Chief Executive Officer, eLEC Communications Corp., 75 South Broadway, Suite 320, White Plains, New York 10601, and another will be sent to you.

                                             By Order of the Board of Directors,


                                             JOEL DUPRE
                                             Chairman of the Board

Dated: May 3, 2004
       White Plains, New York

                                                                         Annex A

                eLEC COMMUNICATIONS CORP. AUDIT COMMITTEE CHARTER

                                     PURPOSE

      There shall be an Audit Committee (the "Committee") of the Board of Directors (the "Board") of eLEC Communications Corp., a New York corporation (the "Company"). The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities, primarily through: 1) overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls; and 2) monitoring the independence and performance of the Company's outside auditors.

                            COMPOSITION AND MEETINGS

      The Committee shall have at least three (3) members at all times, each of whom must be independent of management and the Company; provided, however, the Committee may include one non-independent director until such time as three qualified independent directors serve as members of the Board of Directors. Members of the Committee shall be considered independent if: 1) in the sole discretion of the Board, it is determined that they have no relationship that may interfere with the exercise of their independent judgment; and 2) they meet the NASDAQ rules regarding independence of audit committee members. Members of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall: 1) be replaced by the Board; 2) resign from the Committee; or 3) resign from the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or be able to do so within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise.

      The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. The Board shall name a chairperson of the Committee. A majority of the members of the Committee shall constitute a quorum.

                    LIMITATION ON COMMITTEE RESPONSIBILITIES

      The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out its purpose, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work. The Committee's specific responsibilities are as follows:

                                     GENERAL

      1. The Committee shall have the power to conduct or authorize investigations into any matters consistent with its purpose. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

      2. The Committee shall report through its chairperson to the Board following the meetings of the Committee.

      3. The Committee shall review this charter and the powers and responsibilities of the Committee at least annually and report and make recommendations to the Board with respect to these powers and responsibilities.

      4. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

      5. The Committee shall prepare annual Committee reports for inclusion in the proxy statements for the Company's annual meetings, as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

      6. The Committee shall, in addition to the performance of the duties described herein, undertake such additional duties as may from time to time be delegated to it by the Board.

                      INTERNAL CONTROLS AND RISK ASSESSMENT

      1. The Committee shall consider and review with management and the outside auditors the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

      2. The Committee shall obtain from the outside auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

                                 OUTSIDE AUDITOR

      1. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the stockholders. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). In this regard, the Committee shall recommend to the Board the outside auditor to be nominated.

      2. The Committee shall confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the Company's annual audit plans; direct the special attention of the outside auditors to specific matters or areas deemed by the Committee or the outside auditors to be of special significance; and authorize the outside auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

      3. The Committee shall receive from the outside auditor on a periodic basis a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable standards. The statement shall include a description of all services provided by the auditor and the related fees. The Committee shall review costs of all audit and other services performed by the outside auditors.

      4. The Committee shall take, or recommend that the Board take, appropriate action to monitor the independent status of the outside auditors.

                               FINANCIAL REPORTING

      1. The Committee shall review and discuss with the outside auditors and management the Company's audited annual financial statements that are to be included in the Company's Annual Report on Form 10-KSB and the outside auditors' opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and determine whether to recommend to the Board that the financial statements be included in the Company's Form 10-KSB for filing with the SEC.

      2. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company's interim financial statements to be included in the Company's Quarterly Reports on Form 10-QSB prior to the filing thereof with the SEC.

      3. The Committee shall review the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company's accounting principles.

                              COMPLIANCE WITH LAWS

      1. The Committee shall review with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on the Company's.

      2. The Committee shall periodically review the rules promulgated by the SEC and NASDAQ relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.

                                                                         Annex B

                            eLEC COMMUNICATIONS CORP.
                       CODE OF ETHICS AND BUSINESS CONDUCT

We all must

      o     Know and follow the Code of Ethics and Business Conduct (the
            "Code").

      o Know and comply with the requirements and expectations that apply to our jobs.

      o     Take responsibility for our own conduct.

      o     Report violations of law or the Code.

      o Cooperate with any investigation of a potential ethics or business conduct violation.

      o     Help eLEC meet its commitments to its shareholders.

      o Help safeguard the Company's reputation for integrity in our business dealing.

      o Seek assistance when we have questions about the Code or when faced with a challenging ethical situation.

      o     Never act unethically, even if directed by another person to do so.

      o     Retain a copy of the Code for easy reference.

Introduction

eLEC's guidelines for business conduct flow from our purpose, core values and principles. These key elements are of the utmost importance for the proper conduct and respect for all individuals in the quest for common prosperity.

Our purpose focuses on...

eLEC depends on the character of its people. That character is reflected in our core values, which include attracting and recruiting quality, knowledgeable and honest people with leadership skills and a passion for doing their best. We respect our colleagues, customers and suppliers and strive to treat them with the utmost respect. We have confidence in each other's capabilities and intentions.

The following principles flow from our purpose and core values:

      o     We show respect for all individuals.

      o The interest of the Company and the individual are inseparable. We believe that doing what is right for the business with integrity will lead to mutual success for both the Company and the individual.

      o     We strategically focus on our work.

      o     We are focused on understanding the customers and their needs.

      o We encourage and expect outstanding technical mastery and executional excellence.

      o We strive to be/do the best in all areas of strategic importance to the Company.

      o We work together with confidence and trust, and we build positive relationships with all the parties who contribute to fulfilling our corporate purpose, including our colleagues, customers and our suppliers.

eLEC is committed to complying with all laws and regulations where we conduct our business activities. The Company expects every employee to know the laws and policies that apply to their activities for eLEC, and to conduct them with uncompromising honesty and integrity.

Some business activity is not governed by any law, and some laws and regulations set standards far below the expectations of our Company. In these situations, any employee should be able to answer "yes" to the following questions before taking action:

      o     It this action the "right thing to do"?

      o     Would this action withstand public scrutiny?

      o     Will this action uphold eLEC's reputation as an ethical company?

If the answers are not an unqualified "yes", we don't do it.

      No corporate code can cover every possible question of business conduct. When in doubt - ask before you act.

Each employee is responsible to uphold the Code. All employees are expected to seek the advice of a supervisor, manager or other appropriate persons within the Company when questions arise about issues discussed in the Code and any other issues that may implicate the ethical standards or integrity of the Company or any of its employees. Rita Garber, our Human Resources Manager, will administer overall compliance with this Code.

This Code summarizes the values, principles and business practices that guide our business conduct. This Code sets out a set of basic principles to guide employees regarding the minimum requirements expected of them; however, this Code does not provide a detailed description of all employee policies. The Code supplements our existing employee handbook.

Taking action to prevent problems is part of out Company's culture. If you observe possible unethical or illegal conduct you are encouraged to report your concerns. If you report, in good faith, what you suspect to be illegal or unethical activities, you should not be concerned about retaliation from others. Any employees involved in retaliation will be subject to serious disciplinary action by the Company.

Any reference to eLEC or the Company is understood to be a reference to eLEC Communications Corp., a New York corporation, and its subsidiaries.

Compliance with Laws and eLEC's Business Conduct Policies

      eLEC employees (worldwide) are expected and directed to comply with all laws and all company business conduct policies relating to their eLEC business activities.

It is also each employee's responsibility to know and understand legal and policy requirements as they apply to their job and to notify management when they believe a violation of law or company policies has occurred.

Accuracy of Company Records

      Each employee must help maintain the integrity of eLEC's financial and other records.

No Code can review the extensive accounting requirements that eLEC must fulfill. The Company's business records are depended upon to produce reliable and accurate reports to management, shareholders, creditors, governmental entities and others. Thus, all official records of the conduct of the Company's business must be accurate, honest and complete, without any restriction or qualification of any kind. This means the accuracy of any records involves both factual documentation and ethical evaluation or appraisal.

All Company operations must comply with all local and national laws relating to the accurate and complete maintenance of Company financial books and records.

Employees are expected to be honest, objective and loyal in the performance of record keeping responsibilities. However, because loyalty includes never knowingly being a part of any illegal or unethical activity, there is no excuse for a deliberately false or misleading Company record.

While only a few eLEC employees maintain actual accounting records, many eLEC employees help keep the Company's records. Whether you make account notes when a customer calls our toll free number, use business expense accounts or participate in the Company's official records, accurate documentation is critical. All officers and employees of the Company who are responsible for financial or accounting matters are also required to ensure full, fair, accurate, timely and understandable disclosure in all periodic reports required to be filed by the Company with the Securities and Exchange Commission. This commitment and responsibility extends to the highest levels of our organization, including our chief executive officer, controller and accounting manager.

Employees may not participate in any misstatement of eLEC's accounts. At the same time, no circumstances justify the maintenance of "off-the-books" accounts to facilitate questionable or illegal payments. All contracts under which funds are disbursed shall accurately state the purposes for which these funds are paid and shall not be misleading.

Securities Trading Policies

      Never trade securities on the basis of confidential information acquired at the workplace.

There are times when our employees have information about the Company, its subsidiaries or affiliates or about a company with which we do business that is not known to the investing public. Such insider information may relate to, among other things: plans, new products or processes, mergers, acquisitions or dispositions of businesses or securities, problems facing the Company or a company with which we do business, sales, profitability, negotiations relating to significant contracts or business relationships, significant litigation or financial information. This information must remain confidential.

To ensure fairness and integrity in financial markets and to avoid insider trading penalties, if any information is such that a reasonable investor would consider the information important in reaching an investment decision, the Company employee who holds such information must not buy or sell Company securities, nor provide the information to others, until such information becomes public. Further, employees must not buy or sell securities in any other company about which they have such material non-public information, nor provide such information to others, until the information becomes public. Usage of material non-public information in the above manner is not only illegal, but also unethical. Employees who involve themselves in illegal insider trading will be subject to immediate termination, and an individual convicted of insider trading may face criminal penalties of up to ten years in prison and/or a $1,000,000 fine.

The insider trading law is far from clear. An employee who is unsure of how the law applies in a given instance, should ask before he or she trades. All questions should be referred to the Company's Chief Executive Officer, Paul Riss.

Contact with Government Officials

      eLEC's policy is to comply with all applicable laws, rules and regulations relating to lobbying or attempting to influence government officials.

Bribery, kickbacks or other improper payments have no place in our business. In addition, information provided to governments must be accurate and interactions with government officers must be honest and ethical. All activities that might constitute lobbying or attempts to influence government officials must be reviewed first with legal counsel.

If your job involves business with federal, state or local government, you must know the rules applicable to your job. If you are in doubt, do not make the mistake of interpreting rules by yourself. Discuss the matter with your supervisor or other management of the Company.

Conflicts of interest

      Avoid any situation in which your personal interests conflict with or interfere with eLEC's interests.

Conflicts may arise when an employee, officer or director, or a member of his or her immediate family, receives improper personal benefits as a result of the person's position with the Company or gains personal enrichment through access to confidential information. A conflict situation can also arise when an employee takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Each employee owes eLEC a duty of loyalty. For that reason, all employees must exercise great care any time their personal interests conflict with eLEC's interests.

eLEC employees are free to engage in outside activities of their own free choice. It is important, however, that such activities do not adversely affect the conduct of eLEC's business, involve misuse of Company position or resources, divert for personal gain any business opportunity from which eLEC may profit, or constitute a potential source of discredit to the eLEC name. The following is a list of prohibited conflicts of interest:

      o Consulting with or employment in any capacity by a competitor, supplier or customer of eLEC without authorization by the Board of Directors of the Company.

      o Having a substantial equity, debt, or other financial interest in any competitor, supplier or customer without authorization by the Board of Directors of the Company.

      o Having a financial interest in any transaction involving the purchase or sale by eLEC of any product, material, equipment, services or property without authorization by the Board of Directors of the Company.

      o Misusing eLEC's confidential proprietary information, including the unauthorized disclosure or use of such information.

      o Using materials, equipment or other assets of eLEC for any unauthorized or undisclosed purpose.

      o Receiving loans or guarantees of obligations from the Company without authorization by the Board of Directors of the Company.

The Company policy regarding possible conflicts of interest is based on the principle that an employee's decision in the business must be made solely in the best interest of eLEC. To reach that decision, an employee should avoid influence from personal or family considerations which might affect his or her judgment as to what is in the best interest of eLEC.

We do encourage employees, friends and family members ("Affiliates") to use our telephone service. We appreciate loyal customers who know us, who pay our bills and who buy our service and products for the rates that are listed in our tariffs. These Affiliates, although potentially valuable to our business, cannot receive special favors or special pricing or unauthorized credits or discounts. They may only purchase our service at the regular discounted rate that we offer to any customer. The Director of Operations or the Chief Executive Officer must approve any credit issued to an affiliate account. Each employee is also required to submit to the Human Resource Director a list of customers that he or she is affiliated with.

Political Contributions and Related Policies

      Generally eLEC's funds or resources may not be used to make a political contribution to any political candidate or political party anywhere in the world.

Exemptions to the basic policy are allowed only where such contributions are permitted by law and permission is granted in advance by the Company's Chief Executive Officer. Company policies do not permit the use of any Company facilities or resources by employees for political campaigning, political fund raising or partisan political purposes. A decision by an employee to contribute any time, money or other resources to a political campaign or political activity must be totally voluntary.

Transacting International Business

      Managers and employees of eLEC doing business around the world abide by special laws and regulations that apply to the import and export of products and technical data, as well as the conduct of business with non-U.S. entities.

We also comply with anti-boycott and international embargo regulations in all locations where eLEC does business. The U.S. Foreign Corrupt Practices Act prohibits payments, gifts or contributions to officials or employees of any foreign government or government-owned business for the purpose of getting or retaining business. In addition, the U.S. Foreign Corrupt Practices Act requires eLEC to maintain accurate and complete financial books and records.

Business Courtesies and Gratuities

      We do not offer or accept kickbacks or bribes, or gifts of substantial value.

Business gifts and entertainment are designed to build goodwill and sound working relationships among business partners. A problem would arise if (1) the receipt by one of our employees of a gift or entertainment would compromise, or could be reasonably viewed as compromising, that individual's ability to make objective or fair business decisions on behalf of the Company or (2) the offering by one of our employees of a gift or entertainment appears to be an attempt to obtain business through improper means or use improper means to gain a special advantage in our business relationships, or could reasonably be viewed as such an attempt.

eLEC employees may only exchange non-monetary and generally modestly valued gifts that promote goodwill with our business partners and do not improperly influence others. We will accept only approved and widely available discounts. We will not encourage, accept or exchange gratuities or payments for providing specific services.

Business courtesies and gratuities include but are not limited to gifts, meals, cocktails, discounts, hospitality, entertainment, recreation, promotional "items of value" for which the recipient does not pay fair market value.

eLEC employees may give or receive courtesies in Company-related business dealings with customers or suppliers provided the following guidelines are met:

      o They do not violate the law, regulations, reasonable customs of the market place or the known policy of either party's employer.

      o     They are reasonable in cost, amount, quantity and frequency.

      o     They are appropriate as to time and place.

      o They do not influence or give the appearance of influencing the business judgment of the recipient.

      o     They can stand public scrutiny without damaging eLEC's reputation.

Each individual employee must use good judgment and ensure there is no violation of these principles. If you have any question about whether any gifts or proposed gifts are appropriate, please contact your supervisor, manager or our Chief Executive Officer, or call an independent member of the audit committee of the Board of Directors.

Corporate Opportunities

      Employees may not use a corporate opportunity for personal gain.

Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises. Employees are prohibited (without the consent of the Board of Directors or an appropriate committee thereof) from (1) taking for themselves personal opportunities that are discovered through the use of corporate property, information or their position for personal gain and (2) competing with the Company directly or indirectly.

Intellectual Property and Other Assets

      One of eLEC's most important assets is its confidential corporate information. eLEC's legal obligations and its competitive position mandate that this information remains confidential.

Confidential information is critical to eLEC's competitive advantage. It must not be shared with others outside of eLEC. This includes intellectual property and trade secrets, business plans, marketing and sales programs, customer lists, pricing policies, and Company financial information.

Every eLEC employee is obligated to protect the Company's confidential information as well as that of its customers, suppliers and third parties who disclosed information to eLEC in confidence. eLEC employees may not accept trade secrets of confidential information of a technical or business nature from a third party, unless specifically authorized to do so by an authorized manager or officer of the Company.

Protection and Use of Company Property

      Our shareholders trust us to manage Company assets appropriately.

Collectively, employees have a responsibility for safeguarding and making proper and efficient use of the Company's property. Each of us has an obligation to prevent the Company's property from loss, damage, misuse, theft, embezzlement or destruction. We seek to ensure that the Company equipment, supplies and other assets are used for legitimate business purposes unless otherwise specifically authorized, and to protect all tangible and intangible Company property.

Fair Dealing with Competitors, Customers and Suppliers

      We respect the rights of competitors, customers and suppliers.

eLEC's success depends on building productive relationships with our customers and suppliers based on integrity, ethical behavior and mutual trust. In addition, customers have individual needs and expectations representing unique opportunities for mutual success.

The Company bases its worldwide supplier relationships on fundamental concepts of honesty, fairness, mutual respect and nondiscrimination.

We seek to excel while operating honestly and ethically, never through taking unfair advantage of others. Each employee should endeavor to deal fairly with Company's customers, suppliers, competitors or other employees. No one should take unfair advantage through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other practices that unfairly prevent or limit competition.

Personal Behavior in the Workplace

      eLEC is committed to treating all of its colleagues with respect and to allow employees to progress based on their talents.

The Company strives to provide a safe, healthy and productive work environment. Each employee has a personal responsibility to other eLEC employees and to the Company to help eliminate actions or circumstances that undermine the desired environment.

eLEC policy requires that individuals are to be considered for employment opportunities on the basis of merit, as measured against objective job requirements. Every good faith effort shall be made to implement programs designed to provide equal employment opportunity to all types of jobs and at all levels of the work force.

Our policy forbids any discrimination. Harassment or intimidation because of race, color, religion, gender, age, national origin, citizenship, sexual orientation or disability are forbidden. Employees are encouraged to bring questions or concerns in this area to their management.

Additionally, every employee is expected to perform his or her work in a safe manner, free of the influence of alcohol or drugs.

Environmental Compliance

eLEC will conduct business at all times in compliance with appropriate environmental laws and regulations. It is eLEC's policy to operate its facilities in a manner that protects the employees, the public and the environment.

Employee Privacy

eLEC respects employee privacy and dignity. We will collect and retain personal information from employees that is required for the effective operation of the Company or as required by law. We will keep that information confidential and release it only to those who have a legitimate need to know.

Public Disclosure of Code and Related Matters

The existence and content of this Code will be disclosed to shareholders and may be available on the Company's website. Any waiver of the provisions of the Code for executive officers or directors may be made only by the Board of Directors, with only the independent members voting, or a committee of the Board of Directors consisting of independent directors, and such a wavier must be promptly disclosed to shareholders.

Discipline

Violations of this Code may lead to serious sanctions, including termination of employment for cause.

Reporting Suspected Problems

      eLEC maintains an open door policy for employees to raise concerns and report observed violations of the law or the Code without fear of retribution or retaliation.

If you have questions about an ethical situation, you should feel free to discuss the problem with your supervisor or with the Human Resources Manager. You will be assured confidentiality to the limit of the law.

Monitoring

      eLEC will periodically reaffirm its commitment to its compliance program and will monitor for compliance with the Code.

Each year a training session will be held and a copy of the Code and the Certificate of Compliance will be distributed to each employee to remind employees of the contents of the Code as well as to reestablish their commitment to comply with it.

           Please make sure you return your Certificate of Compliance

                            CERTIFICATE OF COMPLIANCE

      This Certificate must be read and signed by all employees.

      I certify that I have received, read and understood eLEC's Code of Ethics and Business Conduct. I understand what types of conduct violate these policies and are considered outside the scope of my employment. I promise to comply with the terms of the Code of Ethics and Business Conduct and understand that violation of these terms may lead to dismissal for cause.


--------------------------------------
Employee Signature

------------------------
Date

--------------------------------------
Printed Name

Return to:

Rita Garber
eLEC Communications Corp.
75 South Broadway, Suite 302
White Plains, New York 10601
(914) 682-0214, ext. 2300

                                                                         Annex C

                            eLEC COMMUNICATIONS CORP.

              Code of Ethics for Financial Executives and Employees

      In my role as a financial executive and/or an employee in the accounting department of eLEC Communications Corp. (the "Company"), I certify to you that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

      To the best of my knowledge and ability:

      1. I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

      2. I provide the Company with information that is accurate, complete, objective, relevant, timely and understandable.

      3. I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

      4. I provide full, fair, accurate, timely and understandable disclosure in reports and documents the Company files, or submits, to the United States Securities and Exchange Commission and in its other public communications.

      5. I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

      6. I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work is not used for personal advantage.

      7. I share knowledge and maintain skills important and relevant to the Company's needs.

      8. I proactively promote ethical behavior as a responsible manager within the Company.

      9. I achieve responsible use of and control over all assets and resources employed or entrusted to me.

      10. I promptly report violations of this Code of Ethics or the eLEC Communications Corp. Code of Ethics and Business Conduct to the Chief Executive Officer of the Company or to a member of the Board of Directors.

      11. I accept responsibility for adherence to this Code of Ethics and the eLEC Communications Corp. Code of Ethics and Business Conduct, and acknowledge I will be held accountable to such adherence by other senior managers of the Company and by its Board of Directors.

Date:
      -------------------------


-------------------------------
Signature

-------------------------------
Name (please print)

                                                                         Annex D

                            eLEC COMMUNICATIONS CORP.
                           2004 EQUITY INCENTIVE PLAN

      This eLEC Communications Corp. 2004 Equity Incentive Plan (the "Plan") is established by eLEC Communications Corp., a New York corporation (the "Company"), effective as of April 8, 2004 (the "Effective Date"), subject to the approval of the shareholders of the Company within twelve (12) months thereafter. Capitalized terms not otherwise defined shall have the meanings set forth in Section 25.

      1. Purpose. The Plan is intended to provide qualifying Employees (including officers and Directors), Independent Directors and Consultants with equity ownership in the Company, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company's shareholders and such Employees, Independent Directors and Consultants and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

      2. Scope of the Plan. Subject to adjustment in accordance with Section 20, the total number of Shares for which grants under the Plan shall be available is 1,000,000. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

      3. Administration.

            (a) The Plan shall be administered by a Committee which shall consist of at least two or more members of the Board, all of whom, so long as the Company remains a Public Company, shall qualify as "non-employee directors" under Section (b)(3)(i) of Rule 16b-3. The number of members of the Committee may from time to time be increased or decreased, and so long as the Company remains a Public Company, shall be subject to such conditions, as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect.

            (b) Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

                  (i) to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of the Award,
      (C) the method of satisfaction of any tax withholding obligation arising in connection with the Award, (D) the timing, terms and conditions of the exercisability of the Award or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting of any Shares acquired upon the exercise thereof, (F) the effect of the Grantee's termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or such Shares not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR or Performance Share, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                  (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

                  (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                  (iv) to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Awards upon the termination of employment or service of a Grantee;

                  (v) to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or
      (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

                  (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

                  (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

                  (viii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

                  (ix) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

                  (x) to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

                  (xi) to take any other action with respect to any matters relating to the Plan for which it is responsible.

                  The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final.

      4. Indemnification and Reimbursement. Service as a member of the Committee or any other duly appointed subcommittee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed subcommittee. No Committee or other duly appointed subcommittee member shall be liable for any act or omission made in good faith with respect to the Plan or any Award granted under the Plan.

      5. Eligibility. The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of an ISO, which can only be granted to an Employee of the Company or any Subsidiary.

      6. Conditions to Grants.

            (a) General Conditions. Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                  (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

                  (ii) In the case of an Award of options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided; and

                  (iii) Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

            (b) Grant of Options. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Subject to
Section 6(c), the Option Price of an option may be the Fair Market Value of a Share on the Grant Date or may be less than or more than that Fair Market Value. An option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

            (c) Grant of ISOs. At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit the option to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an ISO:

                  (i) shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

                  (ii) shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                  (iii) shall meet the limitations of this subparagraph 6(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the "Limit") taking into account Shares subject to all ISOs granted by the Company that are held by the Grantee, the excess will be treated as nonqualified options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Grant Dates of the options. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

                  (iv) shall be granted within ten (10) years from the Effective Date;

                  (v) shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a "Disqualifying Disposition"), within ten
      (10) business days after such Disqualifying Disposition; and

                  (vi) unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

            (d) Grant of SARs.

                  (i) When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares, or specific Performance Shares of the Grantee (including any option, Restricted Shares, or Performance Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option, with Restricted Shares, or with Performance Shares, then, unless otherwise provided in the applicable Award

      Agreement, the Grantee's associated SARs shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of such option, Restricted Shares or Performance Shares, (B) the exercise of such option or Performance Shares, or (C) the date such Restricted Shares become nonforfeitable.

                  (ii) The strike price (the "Strike Price") of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except that the Committee may (A) specify a higher Strike Price in the Award Agreement or
      (B) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

            (e) Grant of Performance Shares.

                  (i) Before the grant of Performance Shares, the Committee shall:

                        (A) determine objective performance goals, which may
            consist of any one or more of the following goals deemed appropriate by the Committee: earnings (either in the aggregate or on a per share basis), operating income, cash flow, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), general indices relative to levels of general customer service satisfaction, as measured through various randomly-generated customer service surveys, market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels, the attainment by the Common Stock of a specified market value for a specified period of time, and any other object performance goal deemed appropriate by the Committee, in each case where applicable to be determined either on a company-wide basis, individual basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

                        (B) designate a period for the measurement of the extent
            to which performance goals are attained, which may begin simultaneously with, prior to or following the Grant Date (the "Performance Period"); and

                        (C) assign a performance percentage to each level of
            attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to be determined by the Committee from time to time (the "Performance Percentage").

                  (ii) If a Grantee is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

                  (iii) When granted, Performance Shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Shares so granted. If Performance Shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Performance Shares shall terminate upon (A) the expiration, termination, forfeiture or cancellation of the option, Restricted Shares or SARs with which the Performance Shares are identified, (B) the exercise of such option or SARs, or (C) the date Restricted Shares become nonforfeitable.

            (f) Grant of Restricted Shares.

                  (i) The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. The Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than ten (10) business days after the Grant Date. In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Section 9.

                  (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

                        (A) except as otherwise specified in the Plan or the
            Award Agreement, upon the Grantee's termination of employment within a specified time period after the Grant Date; or

                        (B) if the Company or the Grantee does not achieve
            specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment; or

                        (C) upon failure to satisfy such other conditions as the
            Committee may specify in the Award Agreement.

                  (iii) If Restricted Shares are forfeited and the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (A) the amount paid by the Grantee for such Restricted Shares or (B) the Fair Market Value of the Restricted Shares on the date of forfeiture, which shall be paid to the Grantee in cash as soon as administratively practicable. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

                  (iv) The Committee may provide that the certificates for any Restricted Shares (A) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (B) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

                  (v) At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

            (g) Grant of Compensatory Shares. The Committee may grant Compensatory Shares to any Eligible Person.

      7. Non-Transferability. An Award granted hereunder shall not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised during the Grantee's lifetime only by the Grantee or his or her guardian or legal representative, except that, subject to Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Grantee's death) and (b) transfer the Award to one or more members of the Grantee's Immediate Family or any other individuals or entities.

      8. Exercise.

            (a) Exercise of Options.

                  (i) Subject to Section 6, each option shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement.

                  (ii) An option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the option in accordance with the terms of the option by the person entitled to exercise the option and (B) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(a)(iii).

                  (iii) Payment of the Option Price may be made by any one or more of the following means:

                        (A) cash, check, or wire transfer;

                        (B) with the approval of the Committee, Mature Shares,
            valued at their Fair Market Value on the date of exercise;

                        (C) with the approval of the Committee, Restricted
            Shares held by the Grantee for at least six (6) months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise;

                        (D) so long as the Company remains a Public Company, in
            accordance with procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise; or

                        (E) in the discretion of the Committee, payment may also
            be made in accordance with Section 9.

                        (F) with the approval of the Committee, in any
            combination of the foregoing or such other manner determined by the Committee.

The Committee may in its discretion specify that, if any Restricted Shares are used to pay the Option Price ("Tendered Restricted Shares"), (A) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option or (B) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

            (b) Exercise of SARs.

                  (i) Subject to Section 6(d), (A) each SAR not identified with any other Award shall become exercisable at such time or times as may be specified by the Committee from time to time in the applicable Award Agreement and (B) except as otherwise provided in the applicable Award Agreement, each SAR which is identified with any other Award shall become exercisable as and to the extent that the option or Restricted Shares with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

                  (ii) SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs that are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

                  (iii) The benefit for each SAR exercised shall be equal to (A) the Fair Market Value of a Share on the date of such exercise, minus (B) the Strike Price specified in such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

            (c) Payment of Performance Shares. Unless otherwise provided in the Award Agreement with respect to an Award of Performance Shares, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

                  (i) the sum of (A) number of Performance Shares specified in the applicable Award Agreement and (B) the number of additional Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement), and other property paid in respect of such Shares had been reinvested in additional Shares as of each dividend payment date, multiplied by

                  (ii) the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares. The amount of cash payable in lieu of a Share shall be determined by valuing such Share at its Fair Market Value on the business day immediately preceding the date such cash is to be paid. Payments pursuant to this Section 8 shall be made as soon as administratively practical after the end of the applicable Performance Period. Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

      9. Loans. The Committee may in its discretion allow a Grantee to defer payment to the Company of all or any portion of (a) the Option Price of an option, (b) the purchase price of Restricted Shares, or (c) any taxes associated with the exercise, nonforfeitability of, or payment of benefits in connection with, an Award. Any such payment deferral by the Company shall be on such terms and conditions as the Committee may determine, except that a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (a) enters into a binding obligation to pay the deferred amount and (b) other than with respect to treasury shares, pays upon exercise of an option or grant of Restricted Shares, as applicable, an amount at least equal to the Minimum Consideration therefor. If the Committee has permitted a payment deferral in accordance with this Section 9, then the Committee may require the immediate payment of such deferred amount upon the Grantee's termination of employment or if the Grantee sells or otherwise transfers his or her Shares purchased pursuant to such deferral. The Committee may at any time in its discretion forgive the repayment of any or all of the principal of, or interest on, any such deferred payment obligation.

      10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this Section 10.

      11. Mandatory Tax Withholding.

            (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan, or (iii) any combination of the foregoing.

            (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

            (c) Any surrender by a Section 16 Grantee of previously owned shares of Common Stock to satisfy tax withholding arising upon exercise of the Award must comply with the applicable provisions of Rule 16b-3(e) under the 1934 Act.

      12. Elective Share Withholding. At the Company's discretion, a Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

      13. Termination of Employment.

            (a) For Cause. Except as otherwise provided by the Committee in an Award Agreement, if a Grantee's employment is terminated for Cause, (i) the Grantee's Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee's termination of employment be forfeited on such date, subject to the provisions of Section 6(f)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option, SAR or Performance Share shall terminate effective immediately upon such termination of employment.

            (b) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of death, then:

                  (i) the Grantee's Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee's termination of employment be forfeited on such date;

                  (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment (but only during the Option Term) after the death of the Grantee by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee; and

                  (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment on account of the death of the Grantee, by (A) his or her personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of death shall be equal to the product of Fair Market Value of such Performance Shares multiplied successively by each of the following:

                        (A) a fraction, the numerator of which is the number of
            months (including as a whole month any partial month) that has elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                        (B) a percentage determined in the discretion of the
            Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

            (c) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates on account of Disability, then:

                  (i) the Grantee's Restricted Shares (and any SARs identified therewith) that are then forfeitable shall on the date of the Grantee's termination of employment be forfeited on such date;

                  (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee; and

                  (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment on account of Disability by the Grantee, or by (A) his personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of Disability shall be equal to the product of the Fair Market Value of the Performance Shares multiplied successively by each of the following:

                        (A) a fraction, the numerator of which is the number of
            months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                        (B) a percentage determined in the discretion of the
            Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for such Performance Shares.

            (d) Any Reason Other Than For Cause Or On Account of Death or Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment terminates for any reason other than for Cause, or on account of death or Disability, then:

                  (i) the Grantee's Restricted Shares (and any SARs identified therewith), that are then forfeitable shall on the date of the Grantee's termination of employment be forfeited on such date;

                  (ii) any unexercised option or SAR (other than a SAR identified with a Restricted Share or Performance Share), to the extent exercisable immediately before the Grantee's termination of employment, may be exercised in whole or in part, not later than three (3) months after such termination of employment (but only during the Option Term); and

                  (iii) the Grantee's Performance Shares (and any SARs identified therewith) shall terminate effective immediately upon such termination of employment.

      14. Substituted Awards. If the Committee cancels any Award (whether granted under the Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

      15 Securities Law Matters.

            (a) If the Committee deems necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities laws or (ii) the listing requirements of any national exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

            (b) Grants of options to Section 16 Grantees shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

      16. No Employment Rights. Neither the establishment of the Plan nor the grant of any Award shall (a) give any Grantee the right to remain employed by the Company or any Subsidiary or to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate the Plan or any other employee benefit plan or employment agreement.

      17. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of an Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or applicable Award Agreement.

      18. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

      19. Non-uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, including, without limitation, vesting and manner of payment of purchase price upon exercise, and (c) the treatment of terminations of employment.

      20. Adjustments. The Committee shall make equitable adjustment of:

            (a) the aggregate number of Shares available under the Plan for Awards and the aggregate number of Shares for which Awards may be granted to any individual Grantee in any calendar year pursuant to the second sentence of
Section 2;

            (b) the number of Shares, SARs or Performance Shares covered by an Award; and

            (c) the Option Price of all outstanding options and the Strike Price of all outstanding SARs;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event of or by the Company.

      21. Amendment of the Plan. The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company's shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (b) that the Committee may not without the approval of the Company's shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan (other than in accordance with Section 20).

      22. Termination of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Committee or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of shares of Common Stock issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Common Stock issuable under the Plan was approved by the shareholders of the Company or (b) the date such amendment was adopted by the Committee. No termination shall affect any Award then outstanding under the Plan.

      23. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

      24. Constructive Sales. The Grantee shall not directly or indirectly, through related parties or otherwise, "short" or "short against the box" (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee's Award(s).

      25. Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

            "Award" shall mean options, including ISOs, Restricted Shares, Compensatory Shares, SARs or Performance Shares granted under the Plan.

            "Award Agreement" shall mean the written agreement by which an Award shall be evidenced.

            "Board" shall mean the Board of Directors of the Company.

            "Cause", with respect to any employee or consultant of the Company shall have the meaning set forth in such person's employment or consulting agreement or, in the absence of such an agreement or if such term is not defined in such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

                  (i) a Grantee's commission of a crime that is likely to result in injury to the Company or a Subsidiary;

                  (ii) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                  (iii) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

                  (iv) a Grantee's willful misconduct or inaction in connection with his or her duties to the Company or a Subsidiary resulting in a material injury to the Company or a Subsidiary.

            "Code" shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

            "Committee" shall mean the committee of the Board appointed pursuant to Section 3(a), or if not so appointed or unable to act or with reference to Awards to Independent Directors, shall mean the entire Board.

            "Common Stock" shall mean the common stock, $0.10 par value per share, of the Company.

            "Compensatory Shares" shall mean Shares that are awarded to a Grantee without cost and without restrictions either as a bonus, in lieu of cash compensation for services rendered to the Company or for any other compensatory purpose.

            "Consultant" shall mean any person, including a Director, who is engaged by the Company or any Parent, Subsidiary or Affiliate thereof, to render services to or for the benefit of the Company and is compensated for such services.

            "Director" shall mean a member of the Board.

            "Disability" shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code.

            "Effective Date" shall mean the date set forth in the first paragraph hereof.

            "Eligible Person" shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

            "Employee" shall mean any person treated as an employee (including officers and directors) in the records of the Company (or Subsidiary) and who is subject to the control and direction of the Company (or Subsidiary) with regard to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company (or Subsidiary) to a Director shall not be sufficient to constitute "employment" of the Director by the Company (or Subsidiary).

            "Fair Market Value" per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

                  (i) If the Common Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

                  (ii) If the Common Stock is at that time traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case may be, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the relevant date, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case may be, or any successor system. If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is neither listed on any national securities exchange nor traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), then the Fair Market Value shall mean that value determined by the Committee after taking into account such factors as the Committee shall in good faith deem appropriate.

            "Grant Date" shall have the meaning specified in Section 6(a).

            "Grantee" shall mean a person who has been granted an Award or any Permitted Transferee.

            "ISO" shall mean an incentive stock option within the meaning of
Section 422 of the Code.

            "Immediate Family" shall mean, with respect to a particular Grantee, the Grantee's spouse, children and grandchildren.

            "Independent Director" shall mean a member of the Board who in not an Employee of the Company.

            "Mature Shares" shall mean Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder has held for at least six (6) months.

            "Minimum Consideration" shall mean par value per Share or such other amount that is from time to time considered to be minimum consideration under applicable law.

            "1934 Act" shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

            "Option Price" shall mean the per share exercise price of an option.

            "Option Term" shall mean the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

            "Performance Shares" shall mean an Award to a Grantee pursuant to
Section 6(e).

            "Permitted Transferee" shall mean a person to whom an Award may be transferred or assigned in accordance with Section 7.

            "Public Company" shall mean any entity issuing any class of equity securities that has been, or is required to be, registered under Section 12 of the 1934 Act.

            "Restricted Shares" shall mean Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

            "Rule 16b-3" shall mean Rule 16b-3 of the SEC under the 1934 Act, as amended from time to time, together with any successor rule.

            "SAR" shall mean a stock appreciation right.

            "SEC" shall mean the Securities and Exchange Commission.

            "Section 16 Grantee" shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

            "Share" shall mean a share of Common Stock.

            "Strike Price" shall have the meaning specified in Section 6(d)(ii).

            "Subsidiary" shall mean a subsidiary corporation, as defined in
Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

            "Ten Percent Owner" shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

            "Voting Power" shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

      26. Controlling Law. The law of the State of New York, except its law with respect to choice of law, shall control all matters relating to the Plan.

      27. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

                                 REVOCABLE PROXY
                            eLEC COMMUNICATIONS CORP.

           This Proxy is solicited on Behalf of the Board of Directors

|X|   PLEASE MARK VOTES AS IN THIS EXAMPLE

      The undersigned hereby appoint(s) Joel Dupre and Paul Riss, or either of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Shareholders of eLEC Communications Corp. (the "Company") to be held at 75 South Broadway, Suite 302, White Plains, New York 10601 on Wednesday, June 23, 2004 at 10:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

      The Board of Directors recommends a vote "FOR" the proposals set forth below.

Please be sure to sign and date                      Date
this Proxy in the box below.                              ----------------------

--------------------------------------------------------------------------------

Shareholder sign above     Co-holder (if any) sign above

                                    For     With-    For all
                                            hold     Except

PROPOSAL 1:                         |_|      |_|       |_|

The Election of Directors:

Joel Dupre, Greg M. Cooper and Paul H. Riss

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-------------------------------------------------

                                    For     Against  Abstain

PROPOSAL 2:                         |_|      |_|       |_|

2004 Equity Incentive Plan:

Proposal to approve the adoption of the 2004 Equity Incentive Plan of the Company.

                                    For     Against  Abstain

PROPOSAL 3:                         |_|      |_|       |_|

Independent Auditors:

Ratification of the appointment of Nussbaum Yates & Wolpow, P.C. as the independent auditors of the Company for the fiscal year ending November 30, 2004.

      In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

      This proxy when properly executed will be voted in the manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the Proposals set forth herein. Any prior proxy authorized by the undersigned is hereby revoked.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the related Proxy Statement dated May 3, 2004.

--------------------------------------------------------------------------------
                            eLEC COMMUNICATIONS CORP.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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